NUMBER                                                                 SHARES

R                            CLAIMSNET - COM INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       COMMON STOCK                                             CUSIP
PAR VALUE $.01 PER SHARE                   SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES that









is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                              CLAIMSNET - COM INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.





Dated:                            [SEAL]
                  Treasurer               President and Chief Executive Officer

                                   Countersigned and Registered
                                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                          (JERSEY CITY, NJ)

                                                        Transfer Agent
                                                        and Registrar,

                                                   By
                                                        Authorized Signature





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                              CLAIMSNET - COM INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______Custodian ________
                                                        (Cust)         (Minor)

TEN ENT - as tenants by the entireties       under Uniform Gifts to Minors Act

JT TEN  - as joint tenants with right        ----------------------------------
          of survivorship and not as                        (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list

For value received,                       hereby sell, assign and transfer unto
                  ------------------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (Please print or typewrite name and address including postal zip code of assignee)

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_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do thereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      --------------------

                           -----------------------------------------------------
                                                  Signature

                           -----------------------------------------------------
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

------------------------------------
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     BANKNOTE CORPORATION OF AMERICA - WALL St - PROOF #1 - 1-6806035-942 -
                            CLAIMSNET 6/23/98 JL/ ALW